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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 16, 2006
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                         HEARTLAND PAYMENT SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                   001-32594             22-3755714
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  (State or other jurisdiction of  (Commission File No)     (I.R.S. Employer
   incorporation or organization)                         Identification Number)


                  90 Nassau Street, Princeton, New Jersey 08542
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               (Address of principal executive offices) (Zip Code)

                                 (609) 683-3831
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              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On February 16, 2006, Heartland Payment Systems, Inc., a Delaware corporation (the Company), issued a press release announcing its financial results for the fourth quarter ended December 31, 2005. The information contained in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On February 16, 2006, the Company conducted a properly noticed conference call to discuss its results of operations for the fourth quarter ended December 31, 2005 and to answer any questions raised by the call's audience.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits


Exhibit
Number                                Description
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99.1         Press Release of the Company dated February 16, 2006

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 16, 2006

                                              Heartland Payment Systems, Inc.
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                                              (Registrant)


                                        By:  /s/ Robert H.B. Baldwin, Jr.
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                                             Robert H.B. Baldwin, Jr.
                                             Chief Financial Officer